SUPPLEMENT TO THE PROSPECTUS

                     CREDIT SUISSE STRATEGIC SMALL CAP FUND

The following information supersedes certain information in the fund's
Prospectus.

          The Credit Suisse Strategic Small Cap Team is now responsible for the day-to-day portfolio management of the fund. The team currently consists of Elizabeth B. Dater, Roger M. Harris, Sammy Oh and Robert S. Janis (see biographies below). Effective on or about September 30, 2003, Ms. Dater will no longer be a member of the team.

     Team Member Biographies

          ROBERT S. JANIS, Managing Director, is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus Asset Management, Inc. (Warburg Pincus) in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice President and senior equity analyst at U.S. Trust Company of New York. Mr. Janis holds a B.A. in Economics from the University of Pennsylvania and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

          SAMMY OH, Managing Director, came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Oh was vice president at Bessemer Trust from 1995 to 1997 and vice president at Forstmann-Leff from 1993 to 1995. He received an A.B. in Economics and Cognitive Psychology from Stanford and an M.B.A. from Dartmouth College's Tuck School of Business.



Dated: July 24, 2003                                            CSSSC-16-0703
                                                                2003-046